CUSIP No. 75382F106

EXHIBIT A

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other reporting persons on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Common Stock, par value $0.001 per share of Raptor Pharmaceutical Corp., and that this agreement may be included as an exhibit to such joint filing. This agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this agreement as of February 16, 2016

HEALTHCARE ROYALTY PARTNERS II, L.P.

By:	HealthCare Royalty GP II, LLC, its general partner

By:	/s/ Todd C. Davis
Todd C. Davis
Managing Partner

HEALTHCARE ROYALTY GP II, LLC, as general partner of HealthCare Royalty Partners II, L.P.

By:	/s/ Todd C. Davis
Todd C. Davis
Managing Partner

HCRP OVERFLOW FUND, L.P.

By:	HCRP OVERFLOW GP, LLC, its general partner

By:	/s/ Todd C. Davis
Todd C. Davis
Managing Partner

HCRP OVERFLOW GP, LLC, as general partner of HCRP Overflow Fund, L.P.

By:	/s/ Todd C. Davis
Todd C. Davis
Managing Partner

MOLAG HEALTHCARE ROYALTY, LLC

By:	VANDERBILT ACCOUNT MANAGEMENT, LLC, its investment manager

By:	/s/ Todd C. Davis
Todd C. Davis
Managing Partner

CUSIP No. 75382F106

VANDERBILT ACCOUNT MANAGEMENT, LLC, as investment manager of Molag Healthcare Royalty, LLC

By:	/s/ Todd C. Davis
Todd C. Davis
Managing Partner

HEALTHCARE ROYALTY MANAGEMENT, LLC, as Investment Manager

By:	/s/ Todd C. Davis
Todd C. Davis
Managing Partner

/s/ Todd C. Davis
Name:	Todd C. Davis
Title:	Managing Partner, HealthCare Royalty Management, LLC

/s/ Clarke B. Futch
Name:	Clarke B. Futch
Title:	Managing Partner, HealthCare Royalty Management, LLC

/s/ Christopher A. White
Name:	Christopher A. White
Title:	Chief Operating Officer, HealthCare Royalty Management, LLC

/s/ Michael G. Carter
Name:	Michael G. Carter
Title:	Investment Committee Member, HealthCare Royalty Management, LLC